Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12. Commitments and contingencies

Commitment with suppliers

The Company entered into several agreements with vendors that contain non-cancellable software arrangements and minimum purchase commitments for laboratory materials and consumables for the purpose of research and development activities as well as clinical development. The unused purchase commitment as of June 30, 2024 and December 31, 2023 was $3.3 million and $3.5 million, respectively.

Legal proceedings

From time to time, the Company may be a party to litigation or subject to claims incident to the ordinary course of business. The Company was not a party to any litigation and did not have contingency reserves established for any liabilities as of June 30, 2024 and December 31, 2023.

Indemnification agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the indemnification agreements entered into with relevant individuals in accordance with the Company’s Articles of Association, the Company has indemnification obligations to its directors, officers and members of senior management for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.